                                 PROMISSORY NOTE

$ 5,000,000                                               Atkinson, Nebraska
                                                          April 8, 2008

     FOR VALUE  RECEIVED,  the  undersigned,  NEDAK  Ethanol,  LLC  ("NEDAK"  OR
"Maker")  hereby promises to pay to the order of Delta-T  Corporation  (together with its successors and assigns, "Delta-T"), the sum of Five Million Dollars and
00/100  ($5,000,000),  six  months  after  the date of Final  Completion  of the
Ethanol  Production  Facility as determined by the Engineering,  Procurement and
Construction  Services  Fixed  Price  Contract,   dated  August  9,  2006  ("EPC
Contract") between NEDAK and Delta-T.

1.  Prepayment.  Maker  reserves  the right to prepay all or any portion of this
Promissory  Note at any time and from time to time without premium or penalty of any kind.

2.  Payment.  Payment  shall be made in lawful  currency of the United States of
America to Delta-T. Payments shall be made in accordance with Amendment No. 3 to the EPC Contract;  $2 million within three (3) business days of Performance Test
Acceptance  and the  remaining  $3 million  on or before  six (6)  months  after
Performance Test Acceptance.

3.  Reference to Other  Agreements.  This  Promissory  Note is made  pursuant to
Amendment No. 3 to EPC Contract.

4.  Assignment.  The rights and  obligations  of Maker shall be binding upon and benefit the successors,  assigns,  heirs,  administrators and transferees of the
Delta-T;  provided,  however, that the Maker may not assign their obligations or otherwise  encumber this  Promissory  Note without the prior written  consent of
Delta-T.

5.  Governing Law. This  Promissory  Note shall be governed by and construed and enforced  in  accordance  with the laws of the  State of  Nebraska.  Any suit to enforce this Promissory Note shall be brought in Nebraska.

     IN WITNESS WHEREOF, the undersigned has duly caused this Promissory Note to be executed and delivered at the place  specified above and as of the 8th day of
April, 2008.

NEDAK Ethanol, LLC

By:      /s/ Jerome Fagerland
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Name:    Jerome Fagerland
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Title:   Pres. - Gen. Mngr.
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Date:    4/10/08
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